SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

May 7, 2003
Date of Report (Date of earliest event reported)

SPECTRUM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other Jurisdiction of Incorporation)	000-28782 (Commission File Number)	93-0979187 (IRS Employer Identification Number)

157 Technology Drive Irvine, California (Address of principal executive offices)	92618 (Zip Code)

(949) 788-6700
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events
Item 7. Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 3.1
EXHIBIT 3.2
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 4.3
EXHIBIT 4.4
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 99.1
EXHIBIT 99.2

Item 5. Other Events

     On May 7, 2003, Spectrum Pharmaceuticals, Inc. (“Spectrum”) completed a sale in a private placement transaction to certain institutional investors of 444 shares of its Series D 8% Cumulative Convertible Voting Preferred Stock, stated value $10,000 per share (the “Preferred Stock”), Series D-1 Warrants to purchase up to an aggregate of 944,681 shares of Spectrum common stock, at an exercise price of $3.00 per share and Series D-2 Warrants to purchase up to an aggregate of 944,681 shares of Spectrum common stock at an exercise price of $3.50 per share for an aggregate purchase price of $4,440,000. The Preferred Stock is convertible into Spectrum common stock at a price of $2.35 per share. Dividends on the Preferred Stock are payable quarterly either in cash or common stock at Spectrum’s discretion. Attached hereto as Exhibits 10.1, 3.1, 4.4, 4.1, 4.2 and 10.3 are copies of the Purchase Agreement; Certificate of Designations, Rights and Preferences of the Preferred Stock; Registration Rights Agreement; form of Series D-1 Warrant; form of Series D-2 Warrant; and form of Lock-up Agreement, respectively.

     On May 13, 2003, Spectrum completed a second sale in a private placement transaction to the same institutional investors of an additional 156 shares of the Preferred Stock, Series D-1 Warrants to purchase up to an aggregate of 331,914 shares of Spectrum common stock, at an exercise price of $3.00 per share and Series D-2 Warrants to purchase up to an aggregate of 331,914 shares of Spectrum common stock at an exercise price of $3.50 per share for an aggregate purchase price of $1,560,000. Attached hereto as Exhibits 10.2 and 3.2 are copies of Amendment No. 1 of the Preferred Stock and Warrant Purchase Agreement and Registration Rights Agreement and the Certificate of Increase authorizing an increase in the number of shares of Preferred Stock, respectively.

     Spectrum paid fees and granted Series D-3 Warrants to purchase up to an aggregate of 255,319 shares of Spectrum common stock, at an exercise price of $3.00 per share, to a finder in connection with this transaction. Attached hereto as Exhibit 4.3 is a copy of the Series D-3 Warrant and as Exhibit 10.4 is a copy of the engagement letter between Spectrum and the finder.

     Pursuant to the Registration Rights Agreement, Spectrum is required to register the resale of the shares of Spectrum common stock issuable upon conversion of the Preferred Stock (including shares of Spectrum common stock issued as dividends on the Preferred Stock), and shares of Spectrum common stock issuable upon exercise of the warrants.

     On May 8, 2003, Spectrum issued a press release announcing the completion of the sale of 444 shares of Spectrum Preferred Stock. The text of the press release is set forth in Exhibit 99.1 attached to this report and incorporated herein by this reference. On May 14, 2003, Spectrum issued a press release announcing the completion of the sale of the additional 156 shares of Spectrum Preferred Stock. The text of the press release is set forth in Exhibit 99.2 attached to this report and incorporated herein by this reference.

Item 7. Exhibits

Exhibits:

3.1	Certificate of Designations, Rights and Preference of the Series D 8% Cumulative Convertible Voting Preferred Stock

3.2	Certificate of Increase

4.1	Form of Series D-1 Warrant

4.2	Form of Series D-2 Warrant

4.3	Series D-3 Warrant

4.4	Registration Rights Agreement dated as of May 7, 2003, by and among Spectrum and the persons listed on Schedule 1 attached thereto.

10.1	Preferred Stock and Warrant Purchase Agreement dated as of April 29, 2003, by and among Spectrum and the purchasers listed on Schedule 1 attached thereto.

10.2	Amendment No. 1 of the Preferred Stock and Warrant Purchase Agreement and Registration Rights Agreement dated as of May 13, 2003 by and among Spectrum and the persons listed on Schedule 1B attached thereto.

10.3	Form of Lock-up Agreement

10.4	Engagement Letter dated as of February 1, 2003, by and among Spectrum and SCO Financial Group LLC

99.1	Press Release dated May 8, 2003

99.2	Press Release dated May 14, 2003

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUM PHARMACEUTICALS, INC.

Date: May 14, 2003	By: Name: Title:	/s/Rajesh C. Shrotriya Rajesh C. Shrotriya, M.D. Chairman of the Board, Chief Executive Officer and President

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EXHIBIT INDEX

Exhibits:

3.1	Certificate of Designations, Rights and Preference of the Series D 8% Cumulative Convertible Voting Preferred Stock

3.2	Certificate of Increase

4.1	Form of Series D-1 Warrant

4.2	Form of Series D-2 Warrant

4.3	Series D-3 Warrant

4.4	Registration Rights Agreement dated as of May 7, 2003, by and among Spectrum and the persons listed on Schedule 1 attached thereto.

10.1	Preferred Stock and Warrant Purchase Agreement dated as of April 29, 2003, by and among Spectrum and the purchasers listed on Schedule 1 attached thereto.

10.2	Amendment No. 1 of the Preferred Stock and Warrant Purchase Agreement and Registration Rights Agreement dated as of May 13, 2003 by and among Spectrum and the persons listed on Schedule 1B attached thereto.

10.3	Form of Lock-up Agreement

10.4	Engagement Letter dated as of February 1, 2003, by and among Spectrum and SCO Financial Group LLC

99.1	Press Release dated May 8, 2003

99.2	Press Release dated May 14, 2003